                                                                    Exhibit 4.2

NUMBER                                                                   SHARES
P
                        [PRICELINE.COM INCORPORATED LOGO]

COMMON STOCK                                                       COMMON STOCK
PAR VALUE $0.008

                                                     CUSIP 741503 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that

IS THE RECORD OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.008 PER SHARE, OF

                           PRICELINE.COM INCORPORATED

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Melissa M. Taub                                    /s/ Richard S. Braddock
Senior Vice President,                                 Chairman and
  General Counsel and Secretary                          Chief Executive Officer

                                [CORPORATE SEAL]

                  COUNTERSIGNED AND REGISTERED:
                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                              TRANSFER AGENT AND REGISTRAR


                  BY
                              AUTHORIZED SIGNATURE
                           priceline.com Incorporated

      The Corporation will furnish without charge to each stockholder who so requests, a copy of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Secretary of the Corporation at the principal office of the Corporation.

      KEEP THIS STOCK CERTIFICATE IN A SAFE PLACE. If this stock certificate is lost, stolen, or destroyed, the Board of Directors of the Corporation may require the owner, or his legal representative, to give the Corporation a bond to indemnify the Corporation against any claim that may be made against them on account of the alleged loss, theft, or destruction of any such certificate as a condition to the issuance of a replacement certificate.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                     UNIF GIFT MIN ACT- ______ Custodian _______
TEN COM - as tenants in common                          (Cust)           (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors
JT TEN  - as joint tenants with right              Act__________________________
           of survivorship and not as                          (State)
           tenants in common

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED,__________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
---------------------------------------

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________
                                                      X ________________________

                                                      X ________________________

                                       NOTICE:        THE SIGNATURE(S) TO THIS
                                                      ASSIGNMENT MUST CORRESPOND
                                                      WITH THE NAME(S) AS
                                                      WRITTEN UPON THE FACE OF
                                                      THE CERTIFICATE IN EVERY
                                                      PARTICU LAR WITHOUT
                                                      ALTERATION OR ENLARGEMENT
                                                      OR ANY CHANGE WHATEVER.

MEDALLION SIGNATURE GUARANTEED:


By_________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.